UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) July 1, 2020

Carnival Corporation	Carnival plc
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Republic of Panama	England and Wales
(State or other jurisdiction of incorporation)	(State or other jurisdiction of incorporation)

001-9610	001-15136
(Commission File Number)	(Commission File Number)

59-1562976	98-0357772
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

3655 N.W. 87th Avenue Miami, Florida 33178-2428	Carnival House, 100 Harbour Parade, Southampton SO15 1ST, United Kingdom
(Address of principal executive offices) (Zip code)	(Address of principal executive offices) (Zip code)

(305) 599-2600	011 44 23 8065 5000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

None	None
(Former name or former address, if changed since last report.)	(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	CCL	New York Stock Exchange, Inc.
Ordinary Shares each represented by American Depositary Shares ($1.66 par value), Special Voting Share, GBP 1.00 par value and Trust Shares of beneficial interest in the P&O Princess Special Voting Trust	CUK	New York Stock Exchange, Inc.
1.625% Senior Notes due 2021	CCL21	New York Stock Exchange LLC
1.875% Senior Notes due 2022	CUK22	New York Stock Exchange LLC
1.000% Senior Notes due 2029	CUK29	New York Stock Exchange LLC

Indicate by check mark whether the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, on April 6, 2020, Carnival Corporation issued $2,012.5 million aggregate principal amount of its 5.75% Convertible Senior Notes due 2023 (the “convertible notes”) pursuant to the Indenture, dated as of April 6, 2020, among Carnival Corporation, Carnival plc, the subsidiary guarantors party thereto and U.S. Bank National Association, as Trustee (the “Convertible Notes Indenture”).

In accordance with the terms of the Convertible Notes Indenture, Carnival Corporation delivered today a notice of conversion right and supplemental indenture (the “Notice”) to the holders of its convertible notes.

In light of the ambiguity caused by the incorrect references to “calendar quarter” in Section 14.01(b)(iv) of the Indenture described below, the Company determined whether the sale price condition set forth in such section had been satisfied as of the calendar quarter end of June 30, 2020 and notified the holders that the Last Reported Sale Price (as defined in the Convertible Notes Indenture) of the common stock of Carnival Corporation for at least 20 Trading Days (as defined in the Convertible Notes Indenture) (whether or not consecutive) during the period of 30 consecutive Trading Days ending on the last Trading Day of the calendar quarter ended June 30, 2020 was greater than or equal to 130% of the Conversion Price (as defined in the Convertible Notes Indenture) on each applicable Trading Day. As a result, the holders are now entitled to convert all or any portion of their convertible notes at any time during the calendar quarter starting on July 1, 2020 and ending on September 30, 2020, at the conversion rate of 100.0000 shares of common stock of the Carnival Corporation per $1,000 principal amount of convertible notes.

Additionally, in order to correct a mistake and inconsistency in the Convertible Notes Indenture, Carnival Corporation, Carnival plc, the subsidiary guarantors party thereto and U.S. Bank National Association, as Trustee entered into a First Supplemental Indenture to the Indenture, dated as of June 30, 2020 (the “First Supplemental Indenture”). The First Supplemental Indenture amends Section 14.01(b)(iv) of the Indenture to reference the fiscal quarters of Carnival Corporation instead of calendar quarters in determining the periods during which the convertible notes may be convertible. The intent of the parties to the Indenture was to refer to the “fiscal quarters” of the Company in Section 14.01(b)(iv), and the reference therein to May 31, 2020, which is the end of the Company’s second fiscal quarter, is correct. Following the execution of the First Supplemental Indenture, Section 14.01(b)(iv) of the Convertible Notes Indenture provides that a holder may convert all or any portion of its convertible notes during any fiscal quarter of Carnival Corporation if the Last Reported Sale Price of the common stock of Carnival Corporation for at least 20 Trading Days (whether or not consecutive) during the period of 30 consecutive Trading Days ending on the last Trading Day of the immediately preceding fiscal quarter of the Carnival Corporation was greater than or equal to 130% of the Conversion Price on each applicable Trading Day. The first such fiscal quarter following the execution of this First Supplemental Indenture shall end on August 31, 2020. Notwithstanding this amendment, the First Supplemental Indenture provides that a Holder may surrender all or any portion of its Notes for conversion at any time during the calendar quarter commencing on July 1, 2020 and ending on September 30, 2020, as set forth above.

The foregoing description of the Notice is not complete and is qualified in its entirety by reference to the Notice, which is filed as Exhibit 99.1, to this report and incorporated herein by reference.

The foregoing description of the First Supplemental Indenture is not complete and is qualified in its entirety by the full text of the First Supplemental Indenture, which will be filed with the next joint periodic report of Carnival Corporation and Carnival plc.

Cautionary Note Concerning Factors That May Affect Future Results

Carnival Corporation and Carnival plc and their respective subsidiaries are referred to collectively in this this Current Report on Form 8-K, including the Exhibits hereto (collectively, this “document”), as “Carnival Corporation & plc,” “our,” “us” and “we.” Some of the statements, estimates or projections contained in this document are “forward-looking statements” that involve risks, uncertainties and assumptions with respect to us, including some statements concerning the financing transactions described herein, future results, operations, outlooks, plans, goals, reputation, cash flows, liquidity and other events which have not yet occurred. These statements are intended to qualify for the safe harbors from liability provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical facts are statements that could be deemed forward-looking. These statements are based on current expectations, estimates, forecasts and projections about our business and the industry in which we operate and the beliefs and assumptions of our management. We have tried, whenever possible, to identify these statements by using words like “will,” “may,” “could,” “should,” “would,” “believe,” “depends,” “expect,” “goal,” “anticipate,” “forecast,” “project,” “future,” “intend,” “plan,” “estimate,” “target,” “indicate,” “outlook,” and similar expressions of future intent or the negative of such terms.

Forward-looking statements include those statements that relate to our outlook and financial position including, but not limited to, statements regarding:

•	Net revenue yields	•	Net cruise costs, excluding fuel per available lower berth day
•	Booking levels	•	Estimates of ship depreciable lives and residual values
•	Pricing and occupancy	•	Goodwill, ship and trademark fair values
•	Interest, tax and fuel expenses	•	Liquidity
•	Currency exchange rates	•	Adjusted earnings per share
		•	Impact of the COVID-19 coronavirus global pandemic on our financial condition and results of operations

Because forward-looking statements involve risks and uncertainties, there are many factors that could cause our actual results, performance or achievements to differ materially from those expressed or implied by our forward-looking statements. This note contains important cautionary statements of the known factors that we consider could materially affect the accuracy of our forward-looking statements and adversely affect our business, results of operations and financial position. Additionally, many of these risks and uncertainties are currently amplified by and will continue to be amplified by, or in the future may be amplified by, the COVID-19 outbreak. It is not possible to predict or identify all such risks. There may be additional risks that we consider immaterial or which are unknown. These factors include, but are not limited to, the following:

•	COVID-19 has had, and is expected to continue to have, a significant impact on our financial condition and operations, which impacts our ability to obtain acceptable financing to fund resulting reductions in cash from operations. The current, and uncertain future, impact of the COVID-19 outbreak, including its effect on the ability or desire of people to travel (including on cruises), is expected to continue to impact our results, operations, outlooks, plans, goals, growth, reputation, litigation, cash flows, liquidity, and stock price
•	As a result of the COVID-19 outbreak, we have paused our guest cruise operations, and if we are unable to re-commence normal operations in the near-term, and further extend covenant waivers for certain agreements for which waivers do not currently cover periods after March 2021 (if needed), we may be out of compliance with a maintenance covenant in certain of our debt facilities
•	World events impacting the ability or desire of people to travel may lead to a decline in demand for cruises
•	Incidents concerning our ships, guests or the cruise vacation industry as well as adverse weather conditions and other natural disasters may impact the satisfaction of our guests and crew and lead to reputational damage
•	Changes in and non-compliance with laws and regulations under which we operate, such as those relating to health, environment, safety and security, data privacy and protection, anti-corruption, economic sanctions, trade protection and tax may lead to litigation, enforcement actions, fines, penalties, and reputational damage
•	Breaches in data security and lapses in data privacy as well as disruptions and other damages to our principal offices, information technology operations and system networks and failure to keep pace with developments in technology may adversely impact our business operations, the satisfaction of our guests and crew and lead to reputational damage
•	Ability to recruit, develop and retain qualified shipboard personnel who live away from home for extended periods of time may adversely impact our business operations, guest services and satisfaction
•	Increases in fuel prices, changes in the types of fuel consumed and availability of fuel supply may adversely impact our scheduled itineraries and costs
•	Fluctuations in foreign currency exchange rates may adversely impact our financial results
•	Overcapacity and competition in the cruise and land-based vacation industry may lead to a decline in our cruise sales, pricing and destination options
•	Geographic regions in which we try to expand our business may be slow to develop or ultimately not develop how we expect
•	Inability to implement our shipbuilding programs and ship repairs, maintenance and refurbishments may adversely impact our business operations and the satisfaction of our guests

The ordering of the risk factors set forth above is not intended to reflect our indication of priority or likelihood.

Forward-looking statements should not be relied upon as a prediction of actual results. Subject to any continuing obligations under applicable law or any relevant stock exchange rules, we expressly disclaim any obligation to disseminate, after the date of this document, any updates or revisions to any such forward-looking statements to reflect any change in expectations or events, conditions or circumstances on which any such statements are based.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Notice of Conversion Right and Supplemental Indenture
104	Exhibit 104 Cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARNIVAL CORPORATION		CARNIVAL PLC

By:	/s/ David Bernstein	By:	/s/ David Bernstein
Name:	David Bernstein	Name:	David Bernstein
Title:	Chief Financial Officer and Chief Accounting Officer	Title:	Chief Financial Officer and Chief Accounting Officer

Date: July 1, 2020		Date: July 1, 2020